Members Equity	6 Months Ended
Jun. 30, 2015
Members Equity [Abstract]
MEMBERS EQUITY
8.	MEMBERS EQUITY

Tempus has a single membership class for all members, who retain voting rights commensurate with their economic membership percentage. Pursuant to the Business Combination, all membership interests were exchanged for 3,642,084 shares of common stock of Tempus Holdings, subject to adjustment after closing of the Business Combination in accordance with the Merger Agreement.